
[LOGO OF METLIFE]                              VARIABLE ANNUITY APPLICATION                           SEND APPLICATION AND CHECK TO:
[Home Office Address (no correspondence)                                                   First Metlife Investors Insurance Company
200 Park Avenue . New York, NY 10166]                           [Policy Service Office: P.O. Box 10366 . Des Moines, Iowa 50306-0366
                                             For Express Mail Only . 4700 Westown Parkway Ste. 200 . West Des Moines, IA 50266-2266]
                                                                                                 FOR ASSISTANCE CALL: THE SALES DESK
[First MetLife Investors Variable Annuity Class O]

ACCOUNT INFORMATION

1. ANNUITANT

                [John           J.                Doe]                       Social
__________________________________________________________________________   Security Number  [123               45            6789]
                                                                                              ___________ -- __________ -- _________
Name              (First)          (Middle)          (Last)

                                                                             Sex [[X]] M [_] F   Date of Birth   [4      12      58]
                                                                                                              _______/_______/______

[123 Main Street                    Anytown          IL       60001]         Phone    [708    123-4567]
__________________________________________________________________________           (_____) _______________________________________
Address   (Street - No P.O. Box)    (City)         (State)    (Zip)

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

Correspondence is sent to the Owner.

                                                                             Social
__________________________________________________________________________   Security/Tax ID Number ________ -- _______ -- ________
Name               (First)         (Middle)          (Last)

                                                                             Sex [_] M [_] F   Date of Birth/Trust _____/_____/____

__________________________________________________________________________   Phone (_____) _______________________________________
Address   (Street - No P.O. Box)    (City)         (State)    (Zip)

3. JOINT OWNER

                                                                             Social
__________________________________________________________________________   Security Number ___________ -- __________ -- _________
Name               (First)         (Middle)          (Last)

                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______

__________________________________________________________________________   Phone (_____) _______________________________________
Address   (Street - No P.O. Box)    (City)         (State)    (Zip)

4. BENEFICIARY

Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special
Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT OWNERS ARE
NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED
BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

[Mary J. Doe,                  Wife                             1 / 12 / 60                     234   - 56  -  7890          100%]
------------------------------------------------------------------------------------------------------------------------------------
Primary Name                   Relationship                     Date of Birth                   Social Security Number        %

                                                                  /    /                              -     -
------------------------------------------------------------------------------------------------------------------------------------
Primary Name                   Relationship                     Date of Birth                   Social Security Number        %

                                                                  /    /                              -     -
------------------------------------------------------------------------------------------------------------------------------------
Contingent Name                Relationship                     Date of Birth                   Social Security Number        %

                                                                  /    /                              -     -
------------------------------------------------------------------------------------------------------------------------------------
Contingent Name                Relationship                     Date of Birth                   Social Security Number        %

5. PLAN TYPE                                                                              6. PURCHASE PAYMENT

INDICATE ONLY HOW CONTRACT IS TO BE ISSUED.                                               Funding Source of Purchase Payment
                                                                                          ----------------------------------
[. NON-QUALIFIED .............[[X]]                                                        [[_] Transfer  [_] Check  [_] Wire]

.. QUALIFIED TRADITIONAL IRA* ..[_] Transfer [_] Rollover [_] Contribution - Year _______  Initial Purchase
                                                                                          Payment $      [10,000]
                                                                                                   ____________________________
.. QUALIFIED SEP IRA* ..........[_] Transfer [_] Rollover [_] Contribution - Year _______               Make Check Payable to First
                                                                                                       MetLife Investors
.. QUALIFIED ROTH IRA* .........[_] Transfer [_] Rollover [_] Contribution - Year _______ ]               Insurance Company
                                                                                          (Estimate dollar amount for transfers,
                                                                                          rollovers, etc.)

* THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                        Minimum Initial Purchase Payment:
                                                                                            $10,000 Non-Qualified/Qualified

6900 (4/12)                                                  [BAR CODE]                                                       APPONY
                                                                                                                            AUG 2012

                                                               Page 1



RIDERS

7. BENEFIT RIDERS (Subject to state availability and age restrictions. Other restrictions may apply.)

THESE RIDERS MAY ONLY BE CHOSEN AT THE TIME OF APPLICATION. THERE ARE ADDITIONAL CHARGES FOR THE OPTIONAL RIDERS. ONCE ELECTED THESE
OPTIONS MAY NOT BE CHANGED.

1)   LIVING BENEFIT RIDER (Optional)
     GUARANTEED MINIMUM INCOME BENEFIT (GMIB)/1/
     [[_] GMIB Max IV]

     /1/ IF GMIB MAX IS CHOSEN, THE NY GMIB SUPPLEMENTAL APPLICATION (6720) MUST BE SIGNED AND SUBMITTED WITH THIS APPLICATION.

2)   DEATH BENEFIT RIDERS (Check one. If no election is made, the Principal Protection option will be provided at no additional charge.)

     [[_] Principal Protection (no additional charge)
      [_] Annual Step-Up]

SIGNATURES

8. REPLACEMENTS

Does the applicant have any existing life insurance policies or annuity contracts?                 [_] Yes     [X] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?     [_] Yes     [X] No
If "Yes" to either, applicable disclosure and replacement forms must be attached.

Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.

9. ACKNOWLEDGEMENT AND AUTHORIZATION

I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of First MetLife Investors Insurance Company, First MetLife Investors Variable Annuity Account One. PAYMENTS AND VALUES
PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

[/s/ John J. Doe,   Owner]
------------------------------------------------------------------------------------------------------------------------------------
(Owner Signature and Title, Annuitant unless otherwise noted)



------------------------------------------------------------------------------------------------------------------------------------
(Joint Owner Signature and Title)



------------------------------------------------------------------------------------------------------------------------------------
(Signature of Annuitant if other than Owner)


Signed at                 [Anytown,                     IL]                      Date           [November   11, 2000]
          ----------------------------------------------------------------------      ----------------------------------------------
                         (City)                            (State)

10. AGENT'S REPORT

All information provided by the applicant has been truly and accurately recorded.
Does the applicant have any existing life insurance policies or annuity contracts?                 [_] Yes     [X] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?     [_] Yes     [X] No
If "Yes" to either, applicable disclosure and replacement forms must be attached.

[/s/ Richard Roe]                                                               [(312) 456-7890]
------------------------------------------------------------------------------------------------------------------------------------
Agent's Signature                                                               Phone

[Richard Roe, #723]
------------------------------------------------------------------------------------------------------------------------------------
Agent's Name and Number

[456 Main Street, Anytown, IL  60001]
------------------------------------------------------------------------------------------------------------------------------------
Name and Address of Firm

[#723]
------------------------------------------------------------------------------------------------------------------------------------
State License ID Number

[1234567]
------------------------------------------------------------------------------------------------------------------------------------
Client Account Number

6900 (4/12)                                                    Page 2                                                         APPONY
                                                                                                                            AUG 2012